SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549





                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  May 10, 1994

                           CLARK EQUIPMENT COMPANY
            (Exact name of registrant as specified in its charter)



       Delaware                    1-5646                 38-0425350
(State or other juris-          (Commission              (IRS Employer
diction of incorporation)        File Number)        Identification
Number)



100 North Michigan Street
P. O. Box 7008
South Bend, Indiana
(Address of principal                                       46634
executive offices)                                       (Zip Code)



Registrant's telephone number                            (219) 239-0100
including area code

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ITEM 5.  OTHER EVENTS


On May 10, 1994, Leo J. McKernan, Chairman of the Board, President and Chief Executive Officer of Registrant, gave a speech at the Annual Meeting of Stockholders of Registrant. A copy of this speech is attached as Exhibit (99) and incorporated in this Item by reference. The speech contains certain forward-looking statements about Registrant as defined in paragraph (c) of Rule 3b-6, "Liability for Certain Statements by Issuers" issued pursuant to the Securities Exchange Act of 1934. The forward-looking statements of Registrant published in the speech are reaffirmed hereby.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

Exhibit (99) - Speech given by Leo J. McKernan, Chairman of the Board, President and Chief Executive Officer of Registrant at Registrant's Annual Meeting of Stockholders on May 10, 1994.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLARK EQUIPMENT COMPANY



                              /s/ John J. Moran, Jr.
                              John J. Moran, Jr.
                              Assistant Secretary



Date:  May 16, 1994




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                                                                  EXHIBIT (99)

                        REMARKS OF LEO J. McKERNAN AT
                     1994 ANNUAL MEETING OF STOCKHOLDERS


     WELCOME TO THE 91ST ANNUAL MEETING OF CLARK EQUIPMENT COMPANY SHAREHOLDERS. IT IS A SPECIAL PLEASURE TO WELCOME YOU TO THIS YEAR'S MEETING FOR SEVERAL REASONS:

- - -    FIRST, AS YOU KNOW, 1993 WAS A YEAR OF SUBSTANTIAL IMPROVEMENT FOR
     OUR COMPANY.

- - -    SECOND, DURING THE FIRST MONTHS OF 1994, WE MADE SIGNIFICANT PROGRESS
     TOWARD BOTH OUR FINANCIAL OBJECTIVES AND OUR GOAL FOR GROWTH.

- - -    AND, FINALLY, LAST MONTH THE MARKET VALUE OF CLARK EQUIPMENT COMPANY
     REACHED AN ALL TIME HIGH. TODAY THE STOCK PRICE REMAINS IN THE MID 60'S, REFLECTING THE MARKETS RECOGNITION OF OUR IMPROVED PERFORMANCE
     AND PROSPECTS FOR A BRIGHT FUTURE.

     IN MY 20 YEARS WITH CLARK, I DON'T RECALL A MEETING WHEN WE'VE HAD QUITE SO MUCH GOOD NEWS FOR YOU.

     LET'S BEGIN WITH OUR FINANCIAL PERFORMANCE...

     TO SIMPLIFY THE REVIEW OF CLARK PERFORMANCE AND SPOTLIGHT THE OPERATIONAL PROGRESS WE HAVE MADE, I WILL EXCLUDE FROM THE NUMBERS THE ONE-TIME CHARGES RELATED TO ACCOUNTING CHANGES AND THE 1992 EFFECTS OF THE DIVESTED FORKLIFT TRUCK BUSINESS. OUR CONTINUING CONSOLIDATED BUSINESSES FOR THE 1992-1993 PERIODS WERE MELROE COMPANY, CLARK-HURTH COMPONENTS AND CLARK AUTOMOTIVE PRODUCTS COMPANY, OR, AS WE SAY, CAPCO.

     IN 1993, CLARK CONSOLIDATED SALES WERE $874.9 MILLION COMPARED TO $802.7 MILLION IN 1992, A GAIN OF $72.2 MILLION.

     CLARK'S SHARE OF VME SALES WAS $620 MILLION IN 1993, COMPARED WITH $678.5 MILLION IN 1992. THIS DECLINE OF $58.5 MILLION WAS A RESULT OF THE WEAK ECONOMY, PARTICULARLY IN EUROPE.

     THE COMBINED SALES OF CLARK AND ITS 50 PERCENT OF VME TOTALLED $1.49 BILLION IN 1993, UP ONLY $13.7 MILLION FROM 1992.

     NET INCOME, HOWEVER, SHOWED MUCH GREATER IMPROVEMENT. CLARK'S CONSOLIDATED INCOME WAS $34 MILLION, UP FROM $20.2 MILLION, A GAIN OF $13.8 MILLION. OUR VME SHARE WAS $7.8 MILLION, UP FROM A LOSS OF $48.1 MILLION IN 1992. THAT IS AN IMPROVEMENT OF $55.9 MILLION FOR VME.

     REMEMBER, THE NUMBERS YOU SEE HERE REPRESENT ONE HALF OF THE RESULTS OF THAT COMPANY. IN TOTAL, VME SALES DECLINED $117 MILLION, YET ITS INCOME IMPROVED BY $111.8 MILLION.

     THIS VME TURNAROUND WAS A RESULT OF EXTENSIVE RESTRUCTURING PROGRAMS IN 1992, THE DEVALUATION OF THE SWEDISH KRONA, AND IMPROVED ECONOMIC CONDITIONS IN NORTH AMERICA.
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                                     -2-

     FOR CLARK OVERALL, EARNINGS PER SHARE WERE $2.41 IN 1993, UP FROM A LOSS OF $1.60 IN 1992.

     THE FIRST QUARTER OF 1994 REFLECTED FURTHER IMPROVEMENT. OVERALL SALES WERE $409.2 MILLION, UP FROM $340.9 MILLION IN 1993, AN INCREASE OF $68.3 MILLION. THIS GENERATED IMPROVED EARNINGS OF $26.9 MILLION, UP FROM $2.6 MILLION IN 1992. EARNINGS WERE $1.54 PER SHARE, UP FROM $0.15 PER SHARE A YEAR EARLIER. WE ARE PROUD OF THESE RESULTS, AND THERE IS MORE TO COME.

     CLARK HAS BEEN THROUGH CHALLENGING TIMES IN RECENT YEARS. NEVERTHELESS, THE PEOPLE OF CLARK HAVE BEEN STEADFAST AND DEDICATED TO THE ACHIEVEMENT OF THEIR GOALS EVEN IN THE TOUGHEST TIMES. TOGETHER WE'VE ACCOMPLISHED A GREAT DEAL AS WE INVESTED IN OUR MANUFACTURING FACILITIES AND DEVELOPED INNOVATIVE PRODUCTS. WE PAID PARTICULAR ATTENTION TO INVESTMENT IN PEOPLE AS WE DEVELOPED AND IMPLEMENTED TEAM CONCEPTS WHICH FOCUS ON CONTINUOUS IMPROVEMENT. OUR ACCOMPLISHMENTS IN EACH AREA FORM A SOLID FOUNDATION ON WHICH TO BUILD SHAREHOLDER VALUE IN THE YEARS AHEAD. TWO PRINCIPAL GOALS GUIDED OUR EFFORTS AS WE BUILT THIS FOUNDATION.

     FIRST, WE RECOGNIZED THE NEED TO ACHIEVE REASONABLE PROFITABILITY AT ALL STAGES OF THE BUSINESS CYCLE. FOR DECADES, CLARK, LIKE OTHER COMPANIES IN OUR INDUSTRIES, GENERATED EXCELLENT PROFITS AT THE TOP OF THE CYCLE AND LOSSES IN THE TROUGH. ONCE WE MADE THE DECISION THAT LOSSES DURING DOWNTURNS WERE NO LONGER ACCEPTABLE, WE WORKED TO DEVELOP COST STRUCTURES AND OPERATING PROCEDURES THAT ALLOW US TO REMAIN PROFITABLE IN THE DOWNTURNS.

     GROWTH IS OUR SECOND GOAL. SUSTAINED PROFITABILITY FREES MANAGEMENT TO CREATE VALUE THROUGH GROWTH. AS WE STUDIED THE CYCLES IN OUR BUSINESSES, WE ALSO EVALUATED OUR STOCK PRICE PERFORMANCE. HISTORICALLY, A CLARK INVESTOR DID BEST BY PLAYING THE CYCLE. HOWEVER, THE STOCK PRICE HIGHS AND LOWS DID NOT CHANGE. VERY SIMPLY, THERE WAS LITTLE GROWTH IN VALUE OVER THE LONG-TERM.

     THE ENGINE TO DRIVE AN INCREASE IN VALUE OVER TIME IS SUSTAINED GROWTH THAT CAN BE MEASURED IN IMPROVED EARNINGS FROM CYCLE TO CYCLE.

     WE HAVE DETERMINED THAT OUR GROWTH SHOULD BE FOCUSED IN OFF-HIGHWAY EQUIPMENT AND COMPONENTS.

     LAST WEEK WE SUCCESSFULLY COMPLETED THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF OUR BRAZIL-BASED AUTOMOTIVE COMPONENT SUBSIDIARY, CLARK AUTOMOTIVE PRODUCTS CORPORATION. ON FRIDAY, MAY 6TH, CAPCO BEGAN TRADING ON THE NEW YORK STOCK EXCHANGE. CAPCO WAS A VALUABLE PART OF CLARK, CONTRIBUTING SOLID EARNINGS AND CASH FLOW FOR MANY YEARS. IT HAS AN OUTSTANDING MANAGEMENT TEAM AND WE NOT ONLY WISH THEM WELL, BUT ALSO LOOK FORWARD TO WORKING WITH THEM ON TRANSMISSION TECHNOLOGY IN THEIR CONTINUING ROLE AS A LICENSEE FOR OUR OFF-HIGHWAY COMPONENTS BUSINESS.

     GROSS PROCEEDS FROM THE OFFERING WILL BE APPROXIMATELY $120 MILLION, OF WHICH $10 MILLION WILL GO TO CAPCO. CLARK WILL RECEIVE $110 MILLION, AND RETAIN A 9 PERCENT INVESTMENT IN THE COMPANY.
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                                     -3-

     GROWTH FOR CLARK WILL COME BOTH THROUGH INTERNAL DEVELOPMENT AND THROUGH ACQUISITIONS. AT THE END OF THIS WEEK, WE WILL COMPLETE THE ACQUISITION OF BLAW-KNOX CONSTRUCTION EQUIPMENT CORP. THIS MARKET LEADER IN THE ASPHALT PAVING BUSINESS MEETS ALL OF OUR ACQUISITION CRITERIA, AND WE ARE EXCITED TO WELCOME IT AS A MEMBER OF THE CLARK FAMILY.

     BLAW-KNOX IS A TECHNOLOGICAL LEADER PRODUCING THE INDUSTRIES MOST ADVANCED PRODUCTS. IT HAS BEEN CONSISTENTLY PROFITABLE AND ITS 50 PERCENT MARKET SHARE IN NORTH AMERICA AND THE UNITED KINGDOM GIVE IT STRONG BASES FOR FURTHER OVERSEAS EXPANSION. FROM ITS ENTRY INTO THE ROAD BUILDING EQUIPMENT BUSINESS EARLY IN 1929, BLAW-KNOX HAS GROWN THROUGH PRODUCT DEVELOPMENT AND ACQUISITION. CONSOLIDATED SALES IN 1993 WERE $87.3 MILLION WITH PRE-TAX OPERATING EARNINGS OF 19 PERCENT OF SALES. THESE RESULTS MAKE IT OBVIOUS THAT BLAW-KNOX ALSO HAS ANOTHER CRUCIAL STRENGTH THAT WE VALUE HIGHLY -- GOOD MANAGEMENT.

     NOW, LET ME SHOW YOU A FEW OF THE PRODUCTS THAT EARNED BLAW-KNOX ITS REPUTATION FOR QUALITY AND TECHNOLOGICAL LEADERSHIP.

     BEST KNOWN FOR ITS PAVING/FINISHING EQUIPMENT, THE COMPANY'S EIGHT WHEEL-MOUNTED PAVER/FINISHERS AND THREE TRACK-MOUNTED PAVER FINISHERS REPRESENT ITS FLAGSHIP PRODUCT LINES. IT ALSO HAS AN EXTENSIVE SELECTION OF CONTROLS AND OTHER PRODUCTS FOR ACCURATE PLACEMENT OF PAVING MATERIAL. PATENTED MICRO-PROCESSOR-BASED CONTROLS ENABLE BLAW-KNOX PRODUCTS TO LAY SUPERIOR ROAD SURFACES, IN TERMS OF BOTH CONSISTENCY AND SMOOTHNESS.

     IN ADDITION TO ASPHALT PAVERS, BLAW-KNOX PRODUCES TWO RELATED LINES OF ASPHALT EQUIPMENT PRODUCTS. THE FIRST, ROAD WIDENERS, LAY EITHER SHOULDER MATERIAL OR BASE MATERIAL WHEN A LANE IS BEING ADDED TO THE HIGHWAY.

     THE SECOND IS A MATERIAL TRANSFER MACHINE, WHICH LINKS THE PAVING MACHINE AND THE TRUCKS PROVIDING THE PAVING MATERIAL. WITH ITS MICRO-PROCESSOR CONTROLS, IT MAKES CONTINUOUS PAVING POSSIBLE AND DELIVERS THE SMOOTHEST POSSIBLE ROAD SURFACE. IT ALSO ENABLES THE CONTRACTOR TO REDUCE THE NUMBER OF TRUCKS REQUIRED FOR THE JOB, THEREBY LOWERING HIS HANDLING COSTS.

     BLAW-KNOX IS ALSO A LEADER IN INDUSTRY TRAINING PROGRAMS. NOW IN ITS 34TH YEAR, THE BLAW-KNOX TRAINING SCHOOLS ARE OPEN FREE OF CHARGE TO ANYONE AFFILIATED WITH THE ASPHALT PAVING INDUSTRY. SINCE ITS INCEPTION, OVER 90,000 OPERATORS AND CUSTOMER MAINTENANCE PERSONNEL HAVE ATTENDED THIS PROGRAM.

     YOU CAN SEE WHY WE ARE EXCITED ABOUT THE BLAW-KNOX ACQUISITION. IT FITS WELL WITH OUR TRADITIONAL AREAS OF EXPERTISE -- ENGINEERING,
MANUFACTURING AND DISTRIBUTION BOTH IN THE U.S. AND ABROAD. WE BELIEVE THAT BLAW-KNOX WILL PLAY AN IMPORTANT AND PRODUCTIVE ROLE IN BUILDING THE FUTURE VALUE OF CLARK STOCK.

     NOW IN CONCLUSION, LET ME SUMMARIZE:   WITH THE SALE OF CAPCO, CLARK
IS FURTHER FOCUSED ON ITS CORE EXPERTISE -- THE DESIGN, MANUFACTURE AND SALE OF OFF-HIGHWAY EQUIPMENT AND COMPONENTS.

     THE ACQUISITION OF BLAW-KNOX VALIDATES OUR BELIEF THAT OUR RIGOROUS ACQUISITION STANDARDS CAN BE MET, AND WE CONTINUE TO AGGRESSIVELY SEARCH FOR OTHER OPPORTUNITIES.
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                                     -4-

     AT THE SAME TIME WE ARE RETAINING OUR FOCUS ON CONTINUOUS IMPROVEMENT IN EVERYTHING WE DO. THIS IS BECOMING AN ESSENTIAL ELEMENT OF CLARK CULTURE AT EVERY LEVEL AND IN EVERY FUNCTION.

     WORLDWIDE ECONOMIES FOR THE MARKETS WE SERVE ARE  STABLE OR
IMPROVING.  ALL OF OUR BUSINESSES ARE PROFITABLE AND, AS THE YEAR
PROGRESSES, WE EXPECT OUR PERFORMANCE COMPARED TO 1993 WILL CONTINUE TO
IMPROVE.